                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       MURDOCK COMMUNICATIONS CORPORATION
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                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                       MURDOCK COMMUNICATIONS CORPORATION
                             1112 29TH AVENUE S.W.
                            CEDAR RAPIDS, IOWA 52404

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Murdock Communications Corporation, an Iowa corporation (hereinafter called the Corporation), will be held at the Four Points Sheraton Inn, 525 33rd Avenue S.W., Cedar Rapids, Iowa 52404, on May 28, 1997, at 2 p.m. local time, for the purpose of:

          1. Electing six directors for the ensuing year.

          2. Ratifying the appointment of Deloitte & Touche LLP, independent public accountants, as auditors of the Corporation for its fiscal year ending December 31, 1997.

          3. Taking action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of an Iowa corporation at their annual meeting.

By order of the Board of Directors

Cedar Rapids, Iowa
May 1, 1997

                                          DAVID F. SCHULTZ,
                                          Secretary

     SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 25, 1997 ARE ENTITLED TO VOTE AT THE MEETING. YOUR VOTE IS IMPORTANT TO ENSURE THAT A MAJORITY OF THE STOCK IS REPRESENTED. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER FIND THAT YOU MAY BE PRESENT AT THE MEETING OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED.

                       MURDOCK COMMUNICATIONS CORPORATION
                             1112 29TH AVENUE S.W.
                            CEDAR RAPIDS, IOWA 52404

          PROXY STATEMENT FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 28, 1997

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Murdock Communications Corporation of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders of the Corporation to be held at the Four Points Sheraton Inn, 525 33rd Avenue S.W., Cedar Rapids, Iowa 52404, on May 28, 1997 at 2 p.m., local time, and any adjournments thereof. This proxy material is being mailed on or about May 1, 1997 to shareholders of record at the close of business on April 25, 1997.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

     The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Corporation, the shares represented thereby will be voted
(1) in FAVOR of the election of the directors listed in the enclosed proxy, and
(2) in FAVOR of the ratification of Deloitte & Touche LLP as auditors of the Corporation for fiscal 1997.

     Shareholders may revoke proxies at any time to the extent they have not been exercised by giving written notice to the Corporation or by a later executed proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a prior granted proxy. The cost of solicitation of proxies will be borne by the Corporation. Solicitation will be made primarily by use of the mails; however, some solicitation may be made by employees of the Corporation, without additional compensation therefor, by telephone, by facsimile, or in person. Only shareholders of record at the close of business on April 25, 1997 will be entitled to notice of and to vote at the meeting. On the record date, the Corporation had outstanding 4,152,494 shares of no par value common stock ("Common Stock") and 200 shares of 10% Series A Preferred Stock ("Preferred Stock"), each entitled to one vote per share. The shares of Common Stock and Preferred Stock will vote together as a single class on all matters presented for a vote at the Annual Meeting.

     A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. Approval of each matter specified in the notice of the meeting requires the affirmative vote of a majority, or in the case of the election of directors a plurality, of the shares present in person or by proxy at the meeting and entitled to vote on such matter. A withheld vote will count toward the quorum requirement and will not affect the determination of whether such matters are approved or the election of directors. The Inspector of Election appointed by the Board of Directors shall determine the presence of a quorum and tabulate the results of shareholder voting.

                             ELECTION OF DIRECTORS

     It is intended that shares represented by proxies in the enclosed form will be voted for the election of the nominees named in the following table to serve as directors for a term of one year and until their successors are elected, unless contrary instructions are received. As indicated below, each person nominated by the Board of Directors other than Mr. Erickson is an incumbent director. The Corporation anticipates that the nominees listed in this Proxy Statement will be candidates when the election is held. However, if an unexpected occurrence should make it necessary, in the judgment of the proxy holders, to substitute some other person for any of the nominees, proxies will be voted for a substitute nominee selected by the proxy holders (except where a proxy withholds authority with respect to the election of directors).

                                                                                DIRECTOR
NAME, AGE, PRINCIPAL OCCUPATION FOR PAST FIVE YEARS AND DIRECTORSHIPS    AGE     SINCE
---------------------------------------------------------------------    ---    --------
GUY O. MURDOCK.......................................................    41       1989
Chairman of the Board since 1989. Chief Executive Officer of the
Corporation from 1989 to April 1997 and President of the Corporation from 1989 to July 1996.
THOMAS E. CHAPLIN....................................................    45       1997
Chief Executive Officer of the Corporation since April 1997. From
1993 to 1996, Senior Vice President and General Manager of APAC
Teleservices, Inc. (provider of outsourced customer service and sales teleservices for large companies). From 1990 to 1993, President and
Chief Operating Officer of Unilens Corp., USA (a manufacturer of aspheric multifocal contact lenses).
COLIN P. HALFORD.....................................................    42       1993
President of the Corporation since July 1996. Vice President -- Sales and Marketing of the Corporation from 1994 to July 1996. President of
Halford and Associates (telecommunications management and consulting firm) from 1992 to 1993.
JOHN C. POSS.........................................................    48       1994
President of WorldQuest Networks, Inc. (provider of international facsimile services) since 1996 and President of J.C. Poss & Company,
Inc. (telecommunications consulting firm) since 1994. Vice President
-- Corporate Development and Planning of Intellicall, Inc. (provider of technology, equipment and services to the telecommunications industry) from 1992 to 1994. Mr. Poss also served as Chief Financial
Officer of the Corporation in 1993.
STEVEN R. EHLERT.....................................................    39       1995
Vice President of Operations of Starter Printables Division of
Starter Corporation (producer of athletic apparel and equipment)
since 1996. Director of Operations of Galt Sand Company Incorporated
(commercial printing company specializing in silk screened clothing)
from 1986 to 1996.
LARRY A. ERICKSON....................................................    48         --
Vice President and Controller of the Rockwell Avionics and
Communications division (provider of advanced avionics and airborne and mobile communications systems and services to airlines, aircraft manufacturers and business aircraft) of Rockwell International
Corporation since November 1996. For more than 20 years prior to
November 1996, Mr. Erickson served in a variety of finance and accounting positions at Rockwell International Corporation.

EXECUTIVE OFFICERS

     The following table sets forth the name, age, current position and principal occupation and employment during the past five years of the executive officers of the Corporation who are not directors:

             NAME                 AGE        CURRENT POSITION                  OTHER POSITIONS
             ----                 ---        ----------------                  ---------------
Bill R. Wharton...............    36     Vice President-Operations    Director of Operations of the
                                         (since 1995)                 Corporation from 1989 to 1995
David F. Schultz..............    41     Chief Financial Officer      Controller of the Corporation from
                                         (since 1995) and             1993 to 1995; Controller of Paycom
                                         Secretary (since 1993)       Systems Corporation (provider of
                                                                      private pay phone services) from
                                                                      1987 to 1992

DIRECTORS' MEETINGS AND COMMITTEES

     The Board of Directors has an Audit Committee and a Compensation Committee. The Board's Audit Committee is comprised of Messrs. Poss and Ehlert. The Audit Committee makes recommendations to the Board of Directors regarding the engagement of independent public accountants to audit the books and accounts of the Corporation and reviews and approves the scope of annual audit activities of the auditors, approves the audit fee payable to the auditors and reviews the audit results. The Audit Committee also consults with the independent public accountants with respect to the annual audit scope and plan of audit and with respect to the adequacy of the Corporation's internal controls and accounting procedures. The Audit Committee met two times during fiscal 1996 and all committee members were present.

     The Board's Compensation Committee is comprised of Messrs. Poss and Ehlert. The Compensation Committee, in addition to such other duties as may be specified by the Board of Directors, reviews and recommends to the Board of Directors the compensation structure for the corporation's officers and other managerial personnel, including salary rates, participation in incentive compensation and benefit plans, fringe benefits, noncash perquisites and other forms of compensation. The Compensation Committee also administers the Corporation's 1993 Stock Option Plan and the Corporation's 1997 Stock Option Plan. The Compensation Committee met two times during fiscal 1996 and all committee members were present.

     The Board of Directors held three meetings in fiscal 1996. Except for John
C. Poss, each of the directors attended at least 75% of the meetings held by the Board of Directors and by the Committees on which such director served.

COMPENSATION OF DIRECTORS

     During 1996, directors not employed by the Corporation received a $250 fee for are meeting attended and were reimbursed for expenses. Until December 31, 1996, the Corporation also had a consulting agreement with J.C. Poss & Company, Inc., a corporation controlled by John C. Poss, a director of the Corporation. See "Certain Relationships and Related Transactions."

     Effective April 29, 1997, the Board of Directors adopted a policy to pay directors not employed by the Corporation an annual retainer equal to the greater of (a) $12,000 and (b) $1,000 for each meeting of the Board of Directors attended. In addition, the Corporation would issue to each director not employed by the Corporation an option to purchase up to 5,000 shares of Common Stock on the day after election as a director with an exercise price equal to the closing price of the Common Stock on the Nasdaq SmallCap Market on such date.

SECURITY OWNERSHIP

     The following table sets forth information as of March 31, 1997 regarding the beneficial ownership of shares of Common Stock by (1) each person who is known to the Corporation to be the beneficial owner of more than 5% of the Common Stock, (2) each director, director nominee and named executive officer (as defined below), and (3) all directors and executive officers as a group. Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rules 13d-3 and 13d-5 of the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 (the "Exchange Act"), which provide, among other things, that a person is deemed to be the beneficial owner of Common Stock if such person, directly or indirectly, has or shares voting power or investment power with respect to the Common Stock or has the right to acquire such ownership within sixty days.

                                                                   SHARES
                                                                BENEFICIALLY    PERCENT
                  NAME OF BENEFICIAL OWNER                        OWNED(1)      OF CLASS
                  ------------------------                      ------------    --------
Guy O. Murdock..............................................       926,085        22.3
Thomas E. Chaplin(2)........................................        75,000           *
Berthel Fisher & Company, Inc.(3)...........................       464,068        11.1
Larry A. Cahill(4)..........................................       462,380        11.1
Colin P. Halford(5).........................................        23,430           *
John C. Poss(6).............................................        33,280           *
Steven R. Ehlert............................................            --          --
Larry A. Erickson...........................................            --          --
All directors and executive officers as a group (8
  persons)(7)...............................................     1,084,869        25.2

-------------------------
 *  Less than 1%.

(1) This table is based upon information supplied by directors, executive officers and principal shareholders. Unless otherwise indicated in footnotes to this table, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned.

(2) Includes 75,000 shares subject to exercise of stock options.

(3) Includes 350,497 shares of Common Stock held by certain affiliates of Berthel for which Berthel shares voting and investment power, including 24,500 shares subject to exercise of warrants. Reflects information reported in a Schedule 13D filed with the SEC by Berthel on January 16, 1997. The address of Berthel is 100 Second Street S.E., P.O. Box 74250, Cedar Rapids, Iowa 52407.

(4) Mr. Cahill's address is 3330 Southgate Court S.W., Cedar Rapids, Iowa 52404. Includes 20,000 shares subject to exercise of warrants. Reflects information reported in a Schedule 13G filed with the SEC by Mr. Cahill on December 11, 1996.

(5) Includes 23,280 shares subject to exercise of stock options and 50 shares subject to exercise of warrants.

(6) Includes 23,280 shares subject to exercise of stock options.

(7) Includes 148,334 shares subject to exercise of stock options and 150 shares subject to exercise of warrants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Corporation's equity securities. The rules promulgated by the SEC under section 16(a) of the Exchange Act require those persons to furnish the Corporation with copies of all reports filed with the SEC pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Corporation, and written representations of certain of the Corporation's directors and executive officers, all directors, executive officers and 10% shareholders have filed with the SEC on a timely basis all reports required to be filed under section 16(a) of the Exchange Act, except that Guy O. Murdock, Colin P. Halford, David F. Schultz and Bill R. Wharton each made a single purchase of the Corporation's equity securities on October 24, 1996, the date of closing of the Corporation's initial public offering, and each filed a report with respect to such transaction in April 1997.

EXECUTIVE COMPENSATION

     Cash and Other Compensation. The table which follows sets forth certain information concerning compensation paid to, earned by, or awarded to Guy O. Murdock, the Corporation's Chief Executive Officer in 1996, and Colin P. Halford, the Corporation's President (collectively, the "named executive officers") during the years indicated below. No other executive officer's salary and bonus exceeded $100,000 in 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                          ANNUAL                               ---------------------
                                       COMPENSATION              OTHER
       NAME AND                    ---------------------        ANNUAL         SECURITIES UNDERLYING       ALL OTHER
  PRINCIPAL POSITION       YEAR    SALARY($)    BONUS($)    COMPENSATION($)         OPTIONS(#)          COMPENSATION($)
  ------------------       ----    ---------    --------    ---------------    ---------------------    ---------------
Guy O. Murdock.........    1996     150,000      18,750           13,099(2)               --                    --
Chairman of the Board      1995     137,500      42,385           13,081(2)               --                    --
and Chief Executive        1994     117,789          --           11,422(2)               --                    --
Officer(1)
Colin P. Halford.......    1996     100,000      10,000               --                  --                    --
President                  1995      66,000      25,000               --                  --                    --
                           1994      56,539          --               --              38,799                    --

-------------------------
(1) Mr. Murdock resigned as Chief Executive Officer of the Corporation effective April 4, 1997.

(2) The amounts listed for 1996, 1995 and 1994 include $8,200, $7,845 and $8,512, respectively, for use of a company car, and $4,899, $5,236 and $2,910, respectively, for country club membership fees.

     Stock Options. No stock options were granted to named executive officers during the fiscal year ended December 31, 1996 under the 1993 Stock Option Plan, and the Corporation has not yet granted any options under the 1997 Stock Option Plan approved by shareholders in July 1996. The following table provides certain information regarding the value of unexercised options held by named executive officers at December 31, 1996. The named executive officers did not exercise any options during the fiscal year ended December, 31, 1996.

                         FISCAL YEAR-END OPTION VALUES

                                                          NUMBER OF                        VALUE OF
                                                    SECURITIES UNDERLYING          UNEXERCISED IN-THE-MONEY
                                                     UNEXERCISED OPTIONS                   OPTIONS
                                                    AT FISCAL YEAR END(#)           AT FISCAL YEAR END($)
                    NAME                         (EXERCISABLE/UNEXERCISABLE)    (EXERCISABLE/UNEXERCISABLE)(1)
                    ----                         ---------------------------    ------------------------------
Colin P. Halford.............................           23,280/15,519                   48,073/32,047

-------------------------
(1) Calculated based on the reported closing bid price of $3- 7/8 per share of Common Stock on the Nasdaq SmallCap Market on December 31, 1996.

     Employment Agreements. On August 16, 1996, the Corporation entered into separate Employment Agreements with each of Guy Murdock, Colin Halford, Bill Wharton and David Schultz. Each of the Employment Agreements has a three-year term. Pursuant to the Employment Agreements, Messrs. Murdock, Halford, Schultz and Wharton will receive base salaries of not less than $150,000, $130,000, $65,000 and $65,000, respectively. In addition, each of them will be eligible to participate in the 1993 Stock Option Plan, the 1997 Stock Option Plan and other executive compensation plans. Each Employment Agreement contains a provision restricting competition with the Corporation for a period of two years following termination of employment. If employment with the Corporation is terminated by the Corporation for any reason, including for cause, the employee is entitled to receive continuation of his then effective base salary for two years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Until December 31, 1996, the Corporation had a consulting agreement with J.C. Poss & Company, Inc., a corporation controlled by John C. Poss, a director of the Corporation. J.C. Poss & Company, Inc. provided a variety of services to the Corporation, including advice regarding regulatory matters, acquisitions, new technology, business opportunities and financial matters. The Corporation paid J.C. Poss & Company, Inc. $59,914 in 1996 pursuant to the consulting agreement.

     Prior to the Corporation's initial public offering in October 1996, the Corporation obtained substantially all of its telecommunications equipment through lease financing provided by Berthel Fisher & Company, Inc. and certain of its affiliates ("Berthel"), the beneficial owner of approximately 11.1% of Common Stock outstanding on March 31, 1997. The Corporation paid Berthel approximately $3.7 million in 1996, including $1.2 million for scheduled lease payments, $2.2 million of the net proceeds of the Corporation's initial public offering to buy out certain leases with Berthel, $179,250 for interest payments under a note in the principal amount of $750,000, collateralized by certain of the Corporation's equipment and contracts, and $132,531 in underwriting fees and commissions in connection with the Corporation's initial public offering. The Corporation currently makes monthly lease payments to Berthel of approximately $80,000 and makes monthly commission payments to Berthel of approximately $18,000 in connection with services provided by the Corporation to a hotel management company.

     The Corporation provides telecommunications services to certain hotels managed by Larken, Inc., a corporation controlled by Larry A. Cahill. Mr. Cahill beneficially owns approximately 11.1% of the Common Stock outstanding on March 31, 1997. The Corporation generated revenues of $1,316,571 in 1996 pursuant to its contracts with Larken, Inc., and accrued commissions of $274,410 payable to Larken, Inc. pursuant to such contracts.

                                    AUDITORS

     The Board of Directors, upon recommendation from the Audit Committee, has selected Deloitte & Touche LLP to be the Corporation's auditors for the 1997 fiscal year.

     Although this appointment is not required to be submitted to a vote of shareholders, the Board of Directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment. If shareholders' ratification is not received, the Board of Directors may reconsider the appointment.

     The Board of Directors of the Corporation recommends a vote for ratification of Deloitte & Touche LLP as independent auditors for the purpose of auditing the financial statements of the Corporation for fiscal 1997. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     On October 5, 1995, the Corporation determined to dismiss Ernst & Young LLP as independent auditors and to retain Deloitte & Touche LLP. The Corporation determined to dismiss Ernst & Young LLP for the 1995 fiscal year because Ernst & Young LLP had closed its Cedar Rapids, Iowa office. Ernst & Young LLP's reports on the Corporation's financial statements for the years ended December 31, 1993 and 1994 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, auditing scope or accounting principles. The Corporation's decision with respect to the change of independent auditors was approved by the Audit Committee of the Board of Directors. During the two years preceding the change in independent auditors, and the subsequent interim periods, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports.

                  ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
                           COMMISSION ON FORM 10-KSB

     The Corporation is required to file an annual report, called a Form 10-KSB, with the Securities and Exchange Commission. A copy of Form 10-KSB for the fiscal year ended December 31, 1996 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written request should be directed to David F. Schultz, Office of the Corporate Secretary, Murdock Communications Corporation, 1112 29th Avenue S.W., Cedar Rapids, Iowa 52404.

                             SHAREHOLDER PROPOSALS

     Proposals which shareholders intend to present at the 1998 Annual Meeting of Shareholders must be received at the Corporation's principal offices in Cedar Rapids, Iowa no later than December 31, 1997 for inclusion in the proxy material for that meeting.

                                 OTHER MATTERS

     The Directors of the Corporation know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          MURDOCK COMMUNICATIONS
                                          CORPORATION

                                          David F. Schultz, Secretary

Cedar Rapids, Iowa
May 1, 1997

                                     PROXY
                       MURDOCK COMMUNICATIONS CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Guy O. Murdock and David F. Schultz, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of Murdock Communications Corporation to be held on May 28, 1997 at 2 p.m., local time, at the Four Points Sheraton Inn, 525 33rd Avenue S.W., Cedar Rapids, Iowa 52404, and at any adjournment thereof, there to vote all shares of stock of Murdock Communications Corporation which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

1.     ELECTION OF DIRECTORS (terms expiring at the 1998 Annual Meeting)


       /  /  FOR all nominees listed below  /  /    WITHHOLD AUTHORITY
            (except as marked to the                to vote for all nominees
            contrary below)                         listed below


                             1-GUY O. MURDOCK
                             2-THOMAS E. CHAPLIN
                             3-COLIN P. HALFORD
                             4-JOHN C. POSS
                             5-STEVEN R. EHLERT
                             6-LARRY A. ERICKSON

(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write
the number(s) of the nominee(s) in the box provided to the right)     [       ]

2. To ratify the appointment of Deloitte & Touche LLP as the Company's auditors for 1997.
           [  ] FOR         [  ] AGAINST        [  ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                          (continued on reverse side)

PROXY NO.                                       NO. OF SHARES

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutes may lawfully do by virtue hereof, and revokes all former proxies.

Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINATED DIRECTORS AND TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES APPOINTED.

                                        DATED:  ___________________, 1997

                                        ____________________________________
                                        (SIGNATURE OF SHAREHOLDER)

                                        ____________________________________
                                        (SIGNATURE IF JOINTLY HELD)

                                        If signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please add you full title as such.  If
                                        shares are held by two or more persons,
                                        all holders must sign the Proxy.